UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2004

AVISTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Twin Dolphin Drive, Suite 360

Redwood Shores, California 94065

(Address of principal executive offices, including zip code)

(650) 610-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 23, 2002, CPI, the Company’s wholly-owned subsidiary, commenced a patent infringement lawsuit against Polycom, Inc. alleging that several Polycom videoconferencing products infringe four patents held by CPI. The suit was filed in the United States District Court for the Northern District of California.  The four patents involved are U.S. Patent Nos. 5,867,654, 5,896,500, 6,212,547 and 6,343,314.  These patents cover technologies relating to video and data conferencing over unshielded twisted pair (UTP) networks, distributed call-state management, separate monitors for simultaneous computer-based data sharing and videoconferencing and remote participant hold and disconnect functions in multi-party conferencing. A trial date for CPI’s claims against Polycom had been set for January 24, 2005.

On November 12, 2004, Avistar Communications Corporation, or Avistar, and Collaboration Properties, Inc., or CPI, Avistar’s wholly-owned subsidiary, and Polycom, Inc. entered into a Settlement Agreement and Patent Cross-License Agreement each dated November 12, 2004.

Under the terms of the Settlement Agreement, the parties agreed that:

1.               Avistar, on behalf of itself and its subsidiaries, including CPI, provided Polycom and its subsidiaries with specific and general releases of liability;

2.               Polycom, on behalf of itself and its subsidiaries, provided Avistar and its subsidiaries with specific and general releases of liability;

3.               Polycom will make a lump-sum payment to Avistar within one business day of November 12, 2004 in the amount of $27.5 million; and

4.               Avistar and CPI will dismiss with prejudice all claims against Polycom in the litigation.

Under the terms of the Patent Cross-License Agreement, the parties agreed that:

1.               Avistar and its subsidiaries will grant Polycom and its subsidiaries a fully-paid up license to Avistar’s patent portfolio, including subsequent patents that have a priority date within five years of the date of the agreement; and

2.               Polycom and its subsidiaries will grant to Avistar and its subsidiaries a fully-paid up license to Polycom’s patent portfolio, including subsequent patents that have a priority date within five years of the date of the agreement.

A copy of the press release dated November 15, 2004 announcing the execution of the Cross-License and Settlement Agreements is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements.  These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Avistar’s expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Avistar’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Avistar expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Robert J. Habig
Robert J. Habig
Chief Financial Officer

Date:  November 16, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avistar Communications Corporation dated November 15, 2004